Convertible Notes Payable - Related Party	12 Months Ended
Dec. 31, 2011
Convertible Notes Payable [Abstract]
Convertible Notes Payable - Related Party [Text Block]
NOTE 8	CONVERTIBLE NOTES PAYABLE – RELATED PARTY

On December 29, 2005, $92,648 of stockholder advances from the Company’s Co-Founder were converted into an unsecured convertible note payable, due December 31, 2008 (extended to December 31, 2011) and bearing interest at a rate of 6% per annum. The note could have been converted at the rate of $0.08 per share for each $1.00 of debt.  The cash offering price at that time was $0.08 and therefore there was no beneficial conversion feature on the note as the market price and conversion price were equivalent.  During 2006, the Co-Founder exchanged $7,300 of the note payable in full payment of a subscription receivable. On March 27, 2007, the Co-Founder converted additional debt totaling $50,000 in exchange for 600,000 shares of common stock. The fair value of the common stock was $0.08 per share based upon the terms of the convertible principal note entered into on December 29, 2005. Accordingly, no gain or loss was recognized in this transaction.

On March 1, 2007, $10,138 of a second stockholder advance from the Company’s Co-Founder was converted into an unsecured convertible note payable, due March 1, 2010 (extended to March 1, 2012) and bearing interest at a rate of 6% per annum.  The debt could have been converted at the rate of $0.10 per share for each $1.00 of debt.  There was no beneficial conversion feature recognized on the conversion.

During the year ended December 31, 2011, the remaining balance of these convertible notes of $35,348 and $10,138 in principal, respectively, and accrued interest of $26,473, was converted into 823,157 shares of common stock to settle these convertible notes. (See Note 7(E) and 10)